STOCK PURCHASE AGREEMENT

made by and between

HPIL Holding

and

Mr. Daniel Haesler

December 11, 2012

Table of Contents

1.           Sale And Purchase Of Shares

2.           Purchase Price And Payment

3.           Closing

3.1.        Actions By Buyer

3.2.        Actions By Seller

4.           Representations, Warranties, And Covenants Of Seller

4.1.        Ownership Of Shares

4.2.        Authorization

4.3.        Consents

4.4.        Compliance With Other Instruments

4.5.        Litigation

5.           Representations, Warranties, And Covenants Of Buyer

5.1.        Authorization

5.2.        Consents

5.3.        Compliance With Other Instruments

5.4.        Litigation

5.5.        Restrictions On Shares

6.           Conditions Precedent

6.1.        Document Delivery

7.           Buyer’s Indemnity

8.           Seller’s Indemnity

9.           Payment Of Expenses

10.         Notices

11.         Additional Undertakings

12.         Compliance With The Foreign Corrupt Practices Act And Export Control And Antiboycott Laws

13.         Arbitration

14.         Governing Law

15.         Binding Effect

16.         Counterparts

17.         No Reliance

18.         Captions

19.         Entire Agreement

                                                                                                 1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (“Agreement”) is signed and entered into this 11th day of December, 2012, (“Closing Date”) by and between HPIL Holding, a Nevada (U.S.A.) corporation (“Seller”), and Mr. Daniel Haesler, an individual domiciled in Switzerland (“Buyer”).

R E C I T A L S:

The following is a recital of facts underlying this Agreement:

A.        Seller is the legal and beneficial owner of Two Hundred and Fifty Thousand (250,000) treasury shares of Common Stock of the Seller (the “Shares”).

B.        Seller has agreed to sell to Buyer, and Buyer has agreed to buy from Seller, all of the Shares, as well as all of Seller’s rights related thereto and any and all dividends now owing or hereafter to be declared thereon, on the terms and conditions set forth herein

C.        The parties believe that the Purchase Price, as defined below, is the fair market value of the Shares as of the date hereof.  Seller desires to sell, and Buyer desires to purchase, the Shares at their fair market value.

NOW, THEREFORE, in consideration of and in reliance upon the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1.               Sale And Purchase Of Shares

Seller hereby agrees to issue, sell and convey to Buyer, and Buyer hereby buys and accepts from Seller, the Shares, subject to the terms and conditions of this Agreement.

2.               Purchase Price And Payment

The Purchase Price for the Shares shall be Two Hundred and Fifty Thousand Dollars ($250,000), equal to One Dollar ($1.00) per each Share.  The Purchase Price shall be paid in cash.

3.               Closing

The closing of the transactions contemplated by this Agreement shall take place at the offices of the Seller, 7075 Gratiot Road, Suite One, Saginaw, Michigan 48609 (United States), or other mutually agreed upon location.

3.1.          Actions By Buyer

No later than Seven (7) business days after the Closing Date, Buyer shall deliver to Seller:

                        (a)        The Payment from Buyer to Seller; and

                        (b)        Those other closing documents which Seller may reasonably require.

3.2.          Actions By Seller

No later than Seven (7) business days after receiving the Payment, Seller shall deliver to Buyer:

                        (a)        A stock certificate representing the Shares, with the following restrictive legend:

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act have been made, or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 of the Securities Act of 1933”; and

                        (b)        Those other closing documents which the Buyer may reasonably require.

4.               Representations, Warranties, And Covenants Of Seller

Seller hereby represents, warrants, and covenants to Buyer that as of the date of this Agreement:

4.1.          Ownership Of Shares

Seller owns all right, title and interest (legal and beneficial) in and to all of the Shares being sold by Seller pursuant to this Agreement free and clear of all liens, including, but not limited to, any lien, pledge, claim, security interest, encumbrance, mortgage, assessment, charge, restriction or limitation of any kind, whether arising by agreement, operation of law or otherwise, except for those imposed by applicable federal and state securities laws.  Seller has the full power and authority to issue, sell, transfer, convey, assign and deliver the Shares being sold by Seller to Buyer, and upon delivery and payment for such Shares at the closing, Buyer shall acquire valid and unencumbered title to such Shares to be delivered by Seller hereunder except as described in this Agreement.

4.2.          Authorization

This Agreement constitutes a valid and legally binding obligation of Seller, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.3.          Consents

To Seller’s knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Seller is required in connection with the consummation of the transactions contemplated by this Agreement.

4.4.          Compliance With Other Instruments

The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby will not result in a violation of, or default under, any instrument, judgment, order, writ, decree or contract known to Seller, or an event that results in the creation of any lien, charge or encumbrance upon the Shares being sold by Seller.  Seller shall receive, as of the closing, all consents or waivers necessary to transfer the Shares being sold by Seller (together with all associated rights) to Buyer and neither the transfer nor the Shares are subject to any right of first refusal, preemptive, tag-along or drag-along right, call right or other comparable obligations or restrictions that has not been waived in connection herewith.

4.5.          Litigation

There is no action, suit, proceeding or investigation pending or, to Seller’s knowledge, currently threatened that questions the validity of this Agreement, or the right of Seller to enter into this Agreement, or to consummate the transactions contemplated hereby.

5.             Representations, Warranties, And Covenants Of Buyer

Buyer hereby represents, warrants, and covenants to Seller that as of the date of this Agreement:

5.1.          Authorization

This Agreement constitutes a valid and legally binding obligation of Buyer, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.2.          Consents

To Buyer’s knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of Buyer is required in connection with the consummation of the transactions contemplated by this Agreement.

5.3.          Compliance With Other Instruments

The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a violation of, or default under, any instrument, judgment, order, writ, decree or contract known to Buyer to which the assets of Buyer are subject.  Buyer has received, as of the closing, all consents or waivers necessary to purchase the Shares being sold by Seller to Buyer.

5.4.          Litigation

There is no action, suit, proceeding or investigation pending or, to Buyer’s knowledge, currently threatened that questions the validity of this Agreement, or the right of Buyer to enter into this Agreement, or to consummate the transactions contemplated hereby.

5.5.          Restrictions On Shares

Buyer acknowledges and agrees that the Shares are not registered and not freely tradable and may only be traded or sold pursuant to compliance with applicable United States of America federal and state securities laws including, but not limited to, the Securities Act of 1933, and Buyer is an Accredited Investor (as the term is defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act of 1933, as amended).

6.               Conditions Precedent

The following shall be conditions precedent to Seller’s and Buyer’s obligations to consummate the transactions contemplated by this Agreement (the fulfillment of which the parties shall pursue in good faith and with reasonable diligence):

6.1.          Document Delivery

Each party shall have delivered to the other party the documents and effected the other deliveries contemplated by Section 3 of this Agreement.

7.               Buyer’s Indemnity

7.1.          Seller shall indemnify, defend, and hold harmless Buyer from, against and with respect to any claim, liability, obligations, loss, damage, assessment, judgment, cost and expense (including, without limitation, reasonable attorneys’ and accountants’ fees and costs and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, proceeding or demand) or any kind or character (collectively, “Losses”) arising out of or in any manner, incident, relating or attributable to: (i) any inaccuracy in any representation or breach of warranty of Seller contained in this Agreement and (ii) any failure by Seller to perform or observe, or to have performed or observed, in full any covenant, agreement or condition to be performed or observed by Seller under this Agreement or any of the other agreements or instruments executed and delivered by Seller.

7.2.          Buyer agrees that the sole and exclusive remedy for money damages related to this Agreement and the transactions contemplated hereby shall be the rights to indemnification set forth in this Section 7.

8.               Seller’s Indemnity

8.1.          Buyer shall indemnify, defend, and hold harmless Seller from, against and with respect to any Losses arising out of or in any manner, incident, relating or attributable to:  (a) any inaccuracy in any representation or breach of warranty of Buyer contained in this Agreement and (b) any failure by Buyer to perform or observe, or to have performed or observed, in full any covenant, agreement or condition to be performed or observed by Buyer under this Agreement or any of the other agreements or instruments executed and delivered by Buyer.

8.2.          Seller agrees that the sole and exclusive remedy for money damages relating to this Agreement and the transactions contemplated hereby shall be the rights to indemnification set forth in this Section 8.

9.               Payment Of Expenses

Each of the parties shall pay their own expenses associated with this Agreement and the transactions contemplated herein.

10.            Notices

All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) five (5) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (c) when dispatched by electronic facsimile transmission (with confirmation of successful transmission), or (d) one (1) business day after having been dispatched by an internationally recognized overnight courier service, in each case to the appropriate party at the address or facsimile number specified below:

If to Buyer:

Mr. Daniel Haesler

                                    Berghofstrasse 44

8708 Männedorf  (Zurich)

Switzerland

Facsimile No.: 0041-919-714-048

with a copy (which shall not constitute notice) to the following e-mail address: daniel.haesler@haesler.com

If to Seller:

HPIL HOLDING
Attn:  Nitin Amersey, C.F.O., Corporate Secretary and Treasurer
7075 Gratiot Road, Suite One
Saginaw, Michigan 48609
United States of America
Facsimile No.:  001-248-750-1016

with a copy (which shall not constitute notice) to the following e-mail address: info@hpilholding.com

Any party hereto may change its address or facsimile number for the purposes of this Section 10 by giving notice as provided herein.

11.            Additional Undertakings

Seller and Buyer shall hereafter each take those actions and execute and deliver those documents and instruments as shall be reasonably necessary in order to fulfill the intent and purpose of this Agreement, and shall cooperate in any filing, registration, investigation or other activity that shall be required or shall occur as a result of or in connection with these transactions.

12.            Compliance With The Foreign Corrupt Practices Act And Export Control And Antiboycott Laws

Neither Buyer or Seller or any representative of Buyer or Seller in its capacity as such has violated the Foreign Corrupt Practices Act or the anticorruption laws of any jurisdiction where the Buyer or Seller does business.  Each of Buyer and Seller has at all times complied with all legal requirements relating to export control and trade sanctions or embargoes.  Neither Buyer or Seller have violated the antiboycott prohibitions contained in 50 U.S.C. Sections 2401 et seq. or taken any action that can be penalized under Section 999 of the Internal Revenue Code of 1986, as amended.

13.            Arbitration

Any and all disputes or controversies between the parties arising out of or in connection with this Agreement shall be finally settled by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce; provided, a party may seek a temporary restraining order, preliminary injunction, or other provisional judicial relief if in its judgment such action is necessary to avoid irreparable damage or to preserve the status quo.  Despite any such action for provisional relief, the parties will continue to participate in good faith in the procedures specified in this Section 13.  Each party shall appoint one arbitrator who shall mutually appoint a third arbitrator who shall be the sole arbitrator for the proceeding.  The arbitration shall be held, and any award shall be rendered, in Paris (France), in the English language.  The award may include reimbursement of the costs of the arbitration (including, without limitation, reasonable attorney fees) to the prevailing party or a portion of such costs as determined by the arbitrator.  An award of the arbitrator shall be final and binding on the parties and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction.

14.            Governing Law

            This Agreement and its application and interpretation will be governed exclusively by its terms and the laws of the State of Nevada, and excluding any conflicts of law provisions which would require the application of any law other than Nevada.

15.            Binding Effect

All of the terms and provisions of this Agreement by or for the benefit of the parties shall be binding upon and inure to the benefit of their successors, assigns, heirs and personal representatives.  The rights and obligations provided by this Agreement shall not be assignable by any party without the express written permission of both parties.  Except as expressly provided herein, nothing herein is intended to confer upon any person, other than the parties and their successors, any rights or remedies under or by reason of this Agreement.

16.            Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

17.            No Reliance

No third party is entitled to rely on any of the representations, warranties and agreements contained in this Agreement.  The parties assume no liability to any third party because of any reliance on the representations, warranties and agreements contained in this Agreement.

18.            Captions

Captions to sections and subsections of this Agreement have been included solely for the sake of convenient reference and are entirely without substantive effect.

19.            Entire Agreement

This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth specifically herein.  No amendment, supplement, modification, waiver or termination of this Agreement shall be implied or be binding (including, without limitation, any alleged waiver based on a party’s knowledge of any inaccuracy in any representation or warranty contained herein) unless in writing and signed by the party against which such amendment, supplement, modification, waiver or termination is asserted.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly therein provided.

THIS STOCK PURCHASE AGREEMENT has been entered into as of the date first set forth above.

BUYER: Mr. DANIEL HAESLER, an individual domiciled in Switzerland. By: /s/ Daniel Haesler _ Daniel Haesler As: Individual	SELLER: HPIL HOLDING, a Nevada (U.S.A.) corporation. By: /s/ Nitin Amersey _ Nitin Amersey As: C.F.O., Corporate Secretary and Treasurer